Exhibit 99.2

Monocle Acquisition Corporation AerSale Corp. Investor Presentation December 2019

2 Important Notices and Disclaimers No Offer or Solicitation This investor presentation (“Investor Presentation”) is for informational purposes only and does not constitute an offer to sell, a solicitation of an offer to buy, or a recommendation to purchase any equity, debt or other financial instruments of Monocle Acquisition Corporation (“Monocle”) or AerSale Corp . (the “Company” or “AerSale”) or any of Monocle’s or AerSale’s affiliates . The Investor Presentation has been prepared to assist parties in making their own evaluation with respect to the proposed business combination (the “Business Combination”), as contemplated in the Agreement and Plan of Merger (the “Merger Agreement”), of Monocle and AerSale and for no other purpose . It is not intended to form the basis of any investment decision or any other decision in respect of the Business Combination . The information contained herein does not purport to be all - inclusive . The data contained herein is derived from various internal and external sources . No representation is made as to the reasonableness of the assumptions made within or the accuracy or completeness of any projections or modeling or any other information contained herein . Any data on past performance or modeling contained herein is not an indication as to future performance . Monocle and AerSale assume no obligation to update the information in this Investor Presentation . Information contained in this Investor Presentation regarding Monocle has been provided by Monocle and information contained in this Investor Presentation regarding AerSale has been provided by AerSale . Use of Projections This Investor Presentation contains financial forecasts with respect to AerSale’s projected revenues, Adjusted EBITDA, the EBITDA bridge and free cash flow for AerSale’s fiscal years from 2019 to 2023 . Neither Monocle’s independent auditors, nor the independent registered public accounting firm of AerSale, audited, reviewed, compiled, or performed any procedures with respect to the projections for the purpose of their inclusion in this Investor Presentation, and accordingly, neither of them expressed an opinion or provided any other form of assurance with respect thereto for the purpose of this Investor Presentation . These projections should not be relied upon as being necessarily indicative of future results . These projections are illustrative purposes only and should not be relied upon as being necessarily indicative of future results . In this Investor Presentation, certain of the above - mentioned projected information has been included (in each case, with an indication that the information is a projection or forecast), for purposes of providing comparisons with historical data . The assumptions and estimates underlying the prospective financial information are inherently uncertain and are subject to a wide variety of significant business, economic and competitive risks and uncertainties that could cause actual results to differ materially from those contained in the prospective financial information . Accordingly, there can be no assurance that the prospective results are indicative of the future performance of AerSale, Monocle, or the combined company after completion of the proposed Business Combination, or that actual results will not differ materially from those presented in the prospective financial information . Inclusion of the prospective financial information in this Investor Presentation should not be regarded as a representation by any person that the results contained in the prospective financial information will be achieved . Important Information About the Business Combination and Where to Find It In connection with the Business Combination, Monocle Holdings Inc . , the newly formed holding company that will become the parent of Monocle and AerSale at the closing of the Business Combination, intends to file a Registration Statement on Form S - 4 , which will include a preliminary proxy statement/prospectus of Monocle . When available, the definitive proxy statement/prospectus and other relevant materials for the Business Combination will be mailed to stockholders of Monocle as of a record date to be established for voting on the Business Combination . Monocle’s stockholders and other interested persons are advised to read, when available, the preliminary proxy statement/prospectus and the amendments thereto and the definitive proxy statement/prospectus and documents incorporated by reference therein filed in connection with the Business Combination, as these materials will contain important information about Monocle, AerSale and the Business Combination . Stockholders will also be able to obtain copies of the preliminary proxy statement/prospectus, the definitive proxy statement/prospectus and other documents filed with the U . S . Securities and Exchange Commission (“SEC”) that will be incorporated by reference therein, without charge, once available, at the SEC’s web site at www . sec . gov, or by directing a request to : Monocle Acquisition Corporation, 750 Lexington Avenue, Suite 1501 , New York, NY 10022 . Participants in the Solicitation Monocle and its directors and executive officers may be deemed participants in the solicitation of proxies from Monocle’s stockholders with respect to the Business Combination . A list of the names of those directors and executive officers and a description of their interests in Monocle is contained in Monocle’s Form S - 1 /A, filed with the SEC on February 6 , 2019 and is available free of charge at the SEC’s web site at www . sec . gov, or by directing a request to Monocle Acquisition Corporation, 750 Lexington Avenue, Suite 1501 , New York, NY 10022 . Additional information regarding the interests of such participants will be contained in the proxy statement/prospectus for the Business Combination when available . AerSale and its directors and executive officers may also be deemed to be participants in the solicitation of proxies from the stockholders of AerSale in connection with the Business Combination . A list of the names of such directors and executive officers and information regarding their interests in the Business Combination will be included in the proxy statement/prospectus for the Business Combination when available . Forward - Looking Statements This Investor Presentation includes “forward - looking statements” within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995 . Monocle’s and AerSale’s actual results may differ from their expectations, estimates and projections and consequently, you should not rely on these forward looking statements as predictions of future events . Words such as “expect,” “estimate,” “project,” “budget,” “forecast,” “anticipate,” “intend,” “plan,” “may,” “will,” “could,” “should,” “believes,” “predicts,” “potential,” “continue,” and similar expressions are intended to identify such forward - looking statements . These forward - looking statements include, without limitation, Monocle’s and AerSale’s expectations with respect to future performance and anticipated financial impacts of the Business Combination, the satisfaction of the closing conditions to the Business Combination and the timing of the completion of the Business Combination . These forward - looking statements involve significant risks and uncertainties that could cause the actual results to differ materially from the expected results . Most of these factors are outside Monocle’s and AerSale’s control and are difficult to predict . Factors that may cause such differences include, but are not limited to : (1) the occurrence of any event, change or other circumstances that could give rise to the termination of the Merger Agreement or could otherwise cause the Business Combination to fail to close ; (2) the outcome of any legal proceedings that may be instituted against Monocle and AerSale following the announcement of the Merger Agreement and the Business Combination ; (3) the inability to complete the Business Combination, including due to failure to obtain approvals from the stockholders of Monocle and AerSale or other conditions to closing in the Merger Agreement ; (4) the inability to obtain or maintain the listing of the shares of common stock of the post - acquisition company on The Nasdaq Stock Market following the Business Combination ; (5) the risk that the Business Combination disrupts current plans and operations as a result of the announcement and consummation of the Business Combination ; (6) the ability to recognize the anticipated benefits of the Business Combination, which may be affected by, among other things, competition, the ability of the combined company to grow and manage growth profitably and retain its key employees ; (7) costs related to the Business Combination ; (8) changes in applicable laws or regulations ; (9) the possibility that AerSale or the combined company may be adversely affected by other economic, business, and/or competitive factors ; and (10) other risks and uncertainties indicated from time to time in the proxy statement/prospectus relating to the Business Combination, including those under “Risk Factors” therein, and in Monocle’s other filings with the SEC . Monocle cautions that the foregoing list of factors is not exclusive . Monocle further cautions readers not to place undue reliance upon any forward - looking statements, which speak only as of the date made . Monocle does not undertake to release publicly any updates or revisions to any forward - looking statements to reflect any change in its expectations or any change in events, conditions or circumstances on which any such statement is based unless required to do so under applicable law .

3 Important Notices and Disclaimers (Cont’d) Industry and Market Data In this Investor Presentation, we rely on and refer to information and statistics regarding market participants in the sectors in which AerSale competes and other industry data . We obtained this information and statistics from third - party sources, including reports by market research firms, and company filings . Non - GAAP Financial Measures This Investor Presentation includes non - GAAP financial measures, including Adjusted Revenue, Pro Forma Adjusted Revenue, Adjusted EBITDA and Pro Forma Adjusted EBITDA . AerSale defines Adjusted Revenue as revenue after giving effect to the AerLine Divested Revenue . AerSale defines Pro Forma Adjusted Revenue as Adjusted Revenue after giving effect to the Normalized Avborne Revenue and the Normalized Qwest Revenue . AerSale defines Adjusted EBITDA as net income (loss) after giving effect to interest expense, depreciation and amortization, income tax expense (benefit), management fees, the airline settlement and one - time adjustments and non - recurring items . AerSale defines Pro Forma Adjusted EBITDA as Adjusted EBITDA after giving effect to Normalized Avborne EBITDA, Normalized Qwest EBITDA and Public Company Costs . See Non - GAAP Financial Reconciliation on slide 43 . Monocle and AerSale believe that these non - GAAP measures of financial results provide useful information to management and investors regarding certain financial and business trends relating to AerSale’s financial condition and results of operations . AerSale’s management uses certain of these non - GAAP measures to compare AerSale’s performance to that of prior periods for trend analyses and for budgeting and planning purposes . A reconciliation of non - GAAP forward looking information to their corresponding GAAP measures has not been provided due to the lack of predictability regarding the various reconciling items such as provision for income taxes and depreciation and amortization, which are expected to have a material impact on these measures and are out of AerSale and Monocle’s control or cannot be reasonably predicted without unreasonable efforts . You should review AerSale’s audited financial statements, which are included in the proxy statement/prospectus to be delivered to Monocle’s stockholders, and not rely on any single financial measure to evaluate AerSale’s business . Other companies may calculate Adjusted Revenue, Pro Forma Adjusted Revenue, Adjusted EBITDA and Pro Forma Adjusted EBITDA differently, and therefore AerSale’s Adjusted Revenue, Pro Forma Adjusted Revenue, Adjusted EBITDA, Pro Forma Adjusted EBITDA and other non - GAAP measures may not be directly comparable to similarly titled measures of other companies .

4 Table of Contents I. Introduction & Situation Overview II. Business Overview III. Growth Strategy IV. Financial Detail V. Transaction Summary VI. Appendix

Section I Introduction & Situation Overview

Presenters and Senior Leadership

AerSale Corp.



Nicolas Finazzo
Co-Founder, Chairman & CEO

- More than 30 years of experience in aircraft leasing, finance, maintenance, and airline operations and an extensive network of industry relationships
- Co-Founded AerSale in 2008
- Co-Founder and former CEO of AeroTurbine, Inc., before selling the company in 2006 to AerCap (NYSE: AER)



Martin Garmendia
Chief Financial Officer

- 19 years of relevant industry experience in accounting and finance
- Joined AerSale in 2015 as Vice President of Finance & Corporate Controller
- Previously served as Senior Director of Corporate Accounting for Florida Power & Light, the regulated utility of NextEra Energy, Inc (NYSE: NEE)
- Formerly served as Controller during the IPO of NextEra Energy Partners, LP (NYSE: NEP)

Monocle Acquisition Corporation



Eric Zahler
Chief Executive Officer and President

- 35 years of senior leadership and management experience
- Board Member at exactEarth Ltd. (TSX: XCT), Maxar Technology Inc. (NYSE: MAXR) and Sequa Corporation
- Previously held President & COO role at Loral Space & Communications (NASDAQ:LORL)
- Formerly was a Partner at Fried, Frank, Harris, Shriver & Jacobson



Sai Devabhaktuni
Chairman

- 25 years of investing experience
- Board Member at Sequa Corporation
- Previously was EVP & Head of Corporate Distressed Portfolio Management at PIMCO
- Former Managing Principal at MHR Fund Management LLC
- Previously served as Member of the Event Driven Strategies Group at Highbridge Capital Management



Richard Townsend
Chief Financial Officer

- 39 years of finance, operating and strategy experience
- Managing Partner at Rangeley Capital
- Former EVP & CFO of Loral Space & Communications (NASDAQ:LORL)
- Previously served as Corporate Controller & Director of Strategy at ITT Industries (NYSE:ITT)
- Formerly served as Controller of EMEA region at IBM (NYSE:IBM)

6

Overview of Monocle Acquisition Corporation and Leonard Green & Partners

Monocle Acquisition Corporation

Background

- Monocle Acquisition Corporation ("Monocle") (NASDAQ:MNCL) completed its IPO on February 11, 2019 for $172.5 million along with a private placement raise of $7.2 million at $10.00 per share
- Strong senior management team featuring ~100 years of collective experience with a 20-year working relationship driving change and creating value

Business Combination Criteria

- ✓ Focus on Aerospace & Defense
- ✓ Market leader, high barriers to entry, and defensible market position
- ✓ Established management team
- ✓ Platform for significant growth opportunities
- ✓ EBITDA greater than $50 million

Operating, Board, and Related Investing Experience

Eric Zahler, *CEO and President*	Actel, easylink services, exactEarth (1), MAXAR Technologies (1), LORAL Space & Communications, SATMEX, SEQUA (1), SSC
Sai Devabhaktuni, *Chairman*	SEQUA (1), LORAL Space & Communications, APPLIEDLNG, LEAP, Telesat
Richard Townsend, *EVP and CFO*	LORAL Space & Communications, GE, IBM, ITT

Leonard Green & Partners

Background

- Leonard Green & Partners ("LGP") is a leading private equity firm founded in 1989 and headquartered in Los Angeles, CA
- Since inception has invested in over 90 companies
- More than $36 billion of capital raised since inception
- Tenets of investment strategy include:
  - Market-leading companies
  - Growth companies with multiple ways to win
  - World-class management teams

Selected Current & Past Portfolio Companies

AerSale, ABG Authentic Brands Group, Caliber Collision, Charter NEX Films, CPI, ellucian, InsightGlobal, Mister Car Wash, ProMach, Shake Shack, SRS Distribution

Strong Alignment of Interests Between Monocle and Leonard Green & Partners

7

Sources: Company website.

(1) Indicates companies and organizations where Monocle management is currently a board member.

Transaction Overview

Transaction	▪ Monocle has entered into a definitive agreement to combine with AerSale Corp. ("AerSale" or the "Company"), a leading integrated global provider of aviation aftermarket solutions, currently owned by LGP and AerSale's founders ▪ The post-closing public company will be a Delaware corporation, retain the AerSale name, and continue to be listed on the NASDAQ ▪ The transaction is expected to close Q1 or Q2 2020
Valuation	▪ Transaction contemplates a total purchase price of $400 million at close, as well as an additional $33 million of contingent consideration (1) ▪ Implied pro forma enterprise valuation of ~6.3x based on 2020F Adjusted EBITDA of ~$68 million (2) (3) (4) ▪ Existing AerSale shareholders to be paid a cash consideration of $250 million and issued $150 million of common equity at close (15.0 million shares) (3)
Capital Structure / Pro Forma Leverage	▪ The transaction will be funded by a combination of Monocle cash held in a trust account, Monocle common stock, committed debt, and a convertible preferred equity security issued to existing equity holders of AerSale ▪ Anticipated pro forma Net Debt / PF 2019F Adj. EBITDA of 1.3x (2) (4) ▪ Balanced capital structure provides strong foundation for growth strategy
Strong Alignment of Interests	▪ Existing AerSale shareholders will retain ~42% ownership at closing(5) ▪ AerSale co-founders and senior management will own significant equity interests in the pro forma Company ▪ Board of Directors anticipated to comprise 8 members (2 AerSale Co-Founders, 2 members from Monocle management team, 1 member from LGP, and 3 additional independent directors)

Note: This presentation includes forecasted 2019 and 2020 adjusted EBITDA for AerSale. This presentation does not provide a reconciliation of this forward-looking non-GAAP financial measure.

(1) Represents the distribution of earnout shares to existing AerSale shareholders with 1.25 million shares vesting at $12.50 and 1.25 million shares vesting at $14.00. Value of earnout shares calculated based on stock awarded at each triggering event multiplied by common share price required to be achieved at such triggering event.

(2) Assumes $72 million ABL drawn at close, $3 million in existing debt, and $5 million cash to AerSale balance sheet.

(3) Assumes a $10.00 illustrative share price.

(4) AerSale PF 2019F Adjusted EBITDA reflects run-rate impact of the acquisitions and public company costs. 2020F Adjusted EBITDA includes a public company cost assumption. Please refer to slide 43 for a reconciliation of non-GAAP financials measures.

(5) Please refer to the "Transaction Capitalization and Ownership" on slide 38.

8

9 7 Business combination at an attractive valuation relative to public commercial aerospace aftermarket peers 4 Multiple levers for sustained organic growth across existing and new business lines 6 Proven leadership team with deep industry expertise across multiple aviation business cycles 2 Maximizes return on investments (“ROI”) through a differentiated and integrated business model, leveraging a broad range of “Nose to Tail” aftermarket products, services, and technical solutions 3 Long - standing relationships with constituents across the value chain to support procurement and monetization of assets 5 Scalable platform for growth through M&A, with a demonstrated ability to acquire and integrate businesses 1 Well - positioned in the resilient and rapidly expanding commercial aviation aftermarket AerSale Investment Thesis

Section II Business Overview

Global Leader in Aviation Aftermarket Products and Services



Company Overview

- Comprehensive services and products designed to efficiently manage, maintain, and monetize “mid-technology” (circa 10 to 25 years of age) aircraft and engines through two business segments:
  - **Asset Management Solutions** – Sale and lease of used serviceable material (“USM”), engines, and/or aircraft (“Flight Equipment”), including third-party asset management
  - **TechOps** – Maintenance, repair and overhaul (“MRO”) services, including development of innovative proprietary repairs, modifications, and products (“Engineered Solutions“)

2018A Revenue by Customer Type


MROs / OEMs
23%
Airlines
40%
Leasing
Companies
22%
Gov’t Entities
2%
Brokers
13%

Performance Snapshot (1)

($ in millions)

Revenue


2017A – 2020F Revenue CAGR: 16.6%
$212
$272
$310
$336
PF2017A
PF2018A
PF 2019F
2020F

Adj. EBITDA


2017A – 2020F Adj. EBITDA CAGR: 34.9%
$28
$50
$55
$68
PF2017A
PF2018A
PF 2019F
2020F
Margin
13.1%
18.5%
17.6%
20.3%

Source: AerSale Management.
Note: Pro forma figures include the run-rate contribution of recent acquisitions and public company cost assumptions. Due to rounding, numbers presented may not add up precisely to the totals indicated.
(1) Please refer to slide 43 for a reconciliation of non-GAAP financials measures.

11

Two ‘Purpose Built’ Segments Maximizing the Value of Mid-Technology Flight Equipment

Asset Management Solutions *(74% of 2019F PF Revenue)*

USM & Flight Equipment Sales



- Mid-technology aircraft, engines, and USM parts (“Flight Equipment”) cost-efficiently sourced through aftermarket acquisition, third-party consignments, and lease portfolio retirements
- Offers opportunistic early monetizing of portfolio aircraft for engine lease pool expansion, while feeding USM part sales growth and fulfilling MRO operations parts demand
- Competitive edge in marketplace with ‘one stop’ aircraft, engine, and USM spare parts support options for our customers

Engine & Aircraft Management



- Focus on higher risk-adjusted returns from aftermarket mid-life aircraft and short-term engine support
- Cost of ownership advantage provided through less expensive in-house MRO operations, and USM replacement parts to support our Flight Equipment portfolio assets
- Premium lease rates achieved from short-term ‘spot’ spare engine support
- Retiring portfolio assets provide low cost USM parts for resale, while also supporting internal MRO operations requirements

Key Financials (2019F)

Revenue	$229.8mm
Gross Profit	$69.1mm
% Margin	30.1%

Selected Customers

Asiana Airlines, Delta, LATAM, Lufthansa Technik, MTU Aero Engines, Pratt & Whitney, United States Marshal, Air Transat, MNG Airlines, American Airlines, Atlas Air, KLM, TAP, Wamos Air, Turkish Airlines, Sata, RoyalFlight, Modern Logistics

TechOps *(26% of 2019F PF Revenue)*

Aircraft & Components MRO



- Mid-technology Flight Equipment driving rapid growth in demand for aircraft, engine, and component MRO support
- Provides competitive advantage in expediting aircraft and engine deliveries, in addition to monetizing surplus USM parts
- Aircraft MRO and storage provide visibility into fleet transitions and retirements to facilitate informed investment decisions
- Component MRO operations provide critical inputs for modeling Flight Equipment demand, valuation and pricing

Engineered Solutions


With AerSafe
AerSafe
Liquid Fuel
Spark


AerTrak

- High margin proprietary repairs with limited competition due to technical expertise, regulatory, and process barriers
- Engineered Solutions reduce down-time, decrease capital investment required for aircraft upgrades, regulatory mandates, and extend service life
- Improves performance, reliability, and safety, in addition to lowering Flight Equipment MRO expenses and cost of ownership for both AerSale and third-party Flight Equipment stakeholders

Key Financials (2019F)

Revenue	$80.2mm
Gross Profit	$17.5mm
% Margin	21.8%

Selected Customers

Airwork, Aircastle, Precision Aircraft Solutions, CargoJet, Global SuperTanker, Euro Atlantic Airways, HAECO, Jetran, LATAM, Swiftair, CommutAir, United States Marshal

Source: AerSale Management.
Note: Pro forma figures include the run-rate contribution of recent acquisitions and public company cost assumptions.

12

Mid-Technology Flight Equipment Aircraft & Engine Platform Focus

- AerSale targets maintenance intensive mid-life Flight Equipment platforms within the mid-technology sector phase of their useful life (typically 10 to 25 years of age)
- The mid-technology space has a strong presence in the aviation aftermarket, which comprises the largest and fastest growing Flight Equipment platform group
- As new technology aircraft eventually displace mid-technology aircraft in major 1st tier operator portfolios, these increasingly maintenance-intensive aircraft transition to a more populous audience of smaller 2nd tier operators ("fragmentation"), who unlike 1st tier operators rely heavily on out-sourced MRO, USM and spares support services

Aircraft / Engine Life Cycle



AerSale Focus
New Technology (19% of Installed Base)
Mid-Technology (76% of Installed Base)
Old Technology (5% of Installed Base)
A330NEO
737MAX
A350
GE LEAP
A320NEO
PW GTF
787
CF6 -80E
Trent
GE90
V2500-A5/-D5
A320CEO
Late model B767
A330CEO
CFM56 -5B/-5C/-7B
B777
B737NG
PW4000
B747
B757
Early B767
MD-11
Early model A320
RB211-524/535E4
A340
CF6 - 80C2
MD-90
V2500-A1
CF6 - 80A
CFM56 -3/-5A
B737-300/ 400/500
CRJ 100/200
Other Platforms
MD-80
DC-9
L1011
JT8D-200
JT80-100
JT9D & CF6-50
JT8D-100
JT9D & CF6-50
RB211-22B
Maturity Cycle

Capitalizing on the Rapidly Expanding Mid-Technology Aircraft Aftermarket

Source: ASCEND, AerSale Management.
Note: Size of bubble indicates size of global installed base. Light blue shading indicates AerSale's focus.

13

Disciplined Acquisition of Targeted Flight Equipment Feedstock

AerSale Feedstock Procurement Process

- AerSale assimilates real-time and historical data from its specialized sales, leasing, and MRO business units, including market demand and pricing, scrap rates, and return to service MRO cost, to provide a comprehensive assessment of the various alternative end-user markets and price options
- Systematic inspection and valuation data are further verified and refined to produce predictive modeling inputs through our proprietary valuation process
- Validated modeling inputs are subsequently processed by the Company's established financial planning & analysis methodologies to evaluate and confirm investment decisions, in consideration of all business unit monetizing alternatives, and to prioritize the most profitable opportunities

✓ Deep technical knowledge and market expertise enable highly informed decisions for aircraft and engine buying, selling, leasing, and MRO business unit allocation, including detailed valuation for prospective use as USM parts feedstock

✓ Identification of highest yield products and services across all mid-technology commercial transport category civil and government compatible aircraft platforms

✓ Confirmation of alternative investment exit options to minimize financial risk



Rolling 500 – 600 Aircraft and Engines Tracked
Weekly Feedstock Procurement Review Meeting
Final Review
Execution
Optimal Business Unit Assignment

Formal Procurement Process to Efficiently Manage Capital

14

Integrated Business Segments Identify Highest Demand and Markets

Business Segment Alternatives

Realizes the highest value of mid-technology flight equipment by ensuring each aircraft, engine, and sub-component is returned to service in its highest profitability capacity:

- Out-right retail sale
- Ready spare exchange
- Lease to generate recurring revenue
- Consume as aircraft, engine, or module to support owned, and third-party portfolio assets
- Lowers owned asset MRO
- Drives MRO margin

Maximizes Optimal Flight Equipment Exit Opportunities



TechOps
Asset Management Solutions
Aircraft
AerSale Goodyear / Roswell (MRO)
Overhaul / Cargo Conv.
Disassemble
Monetizing Business Unit
Aircraft Management
Utilize Internally
Engine
Aux Power Unit
Airframe
Test
Fail
Third-Party MRO
Engine Management
Used Serviceable Material Sales
AerSale Avborne
AerSale Component Solutions ("ACS")
Avionics
Pneumatics
Hydraulics
Wheels and Brakes
Hull
Nacelle
Landing Gear
Flight Controls
Sold to Customers Direct from MRO Divisions
AerSale Goodyear
AerSale Roswell
AerSale Avborne
AerSale Component Solutions
Utilize Internally
Used Serviceable Material Sales

15

Comprehensive Infrastructure To Monetize Mid-Technology Flight Equipment

Other Industry Participants	Aircraft & Engine Management	Aircraft Heavy Maintenance	Aircraft & Engine Disassembly	Surplus Parts Trading	Component & Engine Repair	Engineered Solutions	3rd Party Asset Management	Dry Desert Storage
AerSale	**X**	**X**	**X**	**X**	**X**	**X**	**X**	**X**
1	X	**X**	X	**X**	**X**	X	X	
2			X	**X**	**X**		X	
3	**X**		X	**X**	**X**		**X**	
4			X	**X**				
5	X		X	**X**	**X**	X		
6		**X**		**X**		X	X	
7				**X**				
8	**X**							
9	X		**X**	**X**				
10	**X**		X		X		X	
11			**X**	**X**	X			
12	**X**	**X**	**X**	**X**	X			
13	X			**X**	X			
14	**X**			**X**			**X**	
15			X	**X**	X			

Tooled to Unlock Greater Value From Mid-Life Aircraft Assets Across Their Life-Cycle

X = Capability   ■ = Core Competency

Source: AerSale Management.

16

Nose-to-Tail MRO Facilities Augment Inter-Business Unit Performance and Profits

Comprehensive MRO Capabilities Reduce Cost of Parts for Internal Utilization, While Providing Profitable End User Revenue Stream

- Goodyear & Roswell aircraft disassembly operations provide engines and USM feedstock for sales, leasing and MRO support
- Component MROs in Rio Rancho, Miami and Memphis provide cost effective part repairs to support aircraft MRO activities in Goodyear & Roswell
- USM distribution from our Dallas and Memphis distribution warehouses support our MROs with quick-turn replacement parts



MRO Service Offerings		Select Capabilities
Systems Component MRO Services		✓ Technical and Specialized Aircraft Component Repair Including Landing Gear, Hydraulic, Electromechanical, and Wheels and Brakes
Structural Component MRO Services		✓ Overhaul, Modification, and Repair of Airframe Structural and Mechanical Components
Airframe MRO Services		✓ Structural Modifications, Interior Reconfiguration, Passenger-to-Freighter Conversion

	Goodyear, AZ	Rio Rancho, NM	Roswell, NM		Grapevine, TX	Miami, FL	Memphis, TN
Type	Aircraft & Engine MRO Operations Center	Component MRO (AerSale Component Solution)	Warehouse & Distribution Center	Aircraft & Engine MRO Operations Center	Global Materials Distribution Center	Component MRO (Avborne)	USM Distribution & Component MRO (Qwest Air Parts)
Leased / Owned	Leased	Leased	Leased	Leased	Leased	Leased	Leased
Sq. Ft.	250,000	100,000	255,000	135,000	47,000	112,000	150,000
# of Employees	104	44	79		19	80	41

Source: AerSale Management.

17

Synergistic Business Model Generates Multi-Business Unit Transactions



Fully Integrated Mid-Technology Flight Equipment Offerings
Asset Management Solutions
TechOps
Customers
Aircraft & Engine Acquisition
Aircraft & Engine Management
USM Sales
Airlines
allegiant
American Airlines
ASIANA AIRLINES
DELTA
FedEx
LATAM
ups
Lessors & Lessees
AERCAP
AEROTRON
airwork
AIR LEASE CORPORATION
MROs & OEMs
KLM engineering & maintenance
Lufthansa Technik
MTU Aero Engines
PRECISION AIRCRAFT SOLUTIONS
Parts Brokers
Aeolus Engine Services
BLUE LINE AEROSPACE, Inc.
GA Telesis
JETRAN
SourceOne SPARES
Aircraft Storage & Dismantling
Aircraft Transition Checks
Aircraft Heavy Maintenance
Cargo Conversions
Component MRO
Engineered Solutions

36% of Top 100 Customers Generated Multi-Business Unit Sales (FY 2018)

18

19 Deep Relationships Spanning Global Customer Base Strong Base of Long - Term Customers, Recurring Transactions, and Multi - Business Unit Sales Penetration Airlines Representative Customers Government Entities Brokers Leasing Companies MROs / OEMs Representative Suppliers Modern Transporte Blade Engine Securitization Limited

20 Integrated Offerings Provide Competitive Advantage in Addressing the Comprehensive Needs of Mid - Life Flight Equipment Stakeholders Aircraft Management Aircraft MRO Component MRO Surplus Parts (USM) Engine Management ▪ Competitive landscape comprised of an array of providers with diverse range of capabilities ▪ Wide universe of non - integrated businesses that focus on one or two core offerings (e.g. aircraft or engine leasing, airframe, e ngine, or component USM part sales or MRO, manufacturing, etc.) ▪ Competitors frequently utilize AerSale products and services to augment their own gaps in capabilities Well - Positioned to Capitalize on the Mid - Life Flight Equipment Market

Business Differentiation Provides Significant Advantages

Market Intelligence & Proprietary Data

- **Holistic insights into the aviation aftermarket** through continuous upstream aircraft and engine transactions, and downstream USM component market participation
- **Data-driven investment decision-making**
  - 10+ years of transactional data
  - Market position permits line-of-sight into retiring fleets and predictive pricing dynamics
  - Real-time market intelligence covering resale values and MRO costs, from aircraft to individual components
  - Proprietary tools to quantify and analyze data

Differentiated Regulatory Position

- **"Unlimited" repair station licenses** at Goodyear, AZ and Miami, FL facilities are key advantages and barriers to competition
  - Grandfathered in before FAA's discontinuation of "unlimited" repair station ratings, and cannot be replicated today
- **Ability to fast track new FAA approved capabilities** avoiding typical longer lead-time requirements associated with the standard certification process
- **Augmented expansion of proprietary Engineered Solutions** with introduction of innovative products and services to support growing demand for new applications


AerSale®

Customer Relationships

- **Established customer relationships over 30+ years** across major airlines, cargo operators, leasing companies, MROs, OEMs, financiers and government entities
- **Deep bench of highly qualified personnel** with extensive expertise covering all major aircraft and engine platforms
- **Key downstream supply / demand perspectives** inform MRO and USM investment and divestiture decisions
- **Existing airline customer franchise positions**, which often involve a multi-year vetting process prior to approval
- **Well-established reputation** for customer-focused culture

Integrated Business Model

- **Multiple avenues to extract value** allow for enhanced acquisition, processing, and distribution channels
- **Ability to cross-sell products and services** leverages customer relationships to "up-sell" complementary offerings
- **Margin enhancing internal utilization** of efficiently sourced USM parts and low-cost MRO services
- **Ability to evaluate and execute on complex situations**
- **Well-positioned for new product development** (e.g. Supplemental Type Certificates ("STCs") approvals, Parts Manufacturer Approval ("PMA") certifications, and market introductions)

Key Market and Operational Advantages Designed to Deliver Superior Risk-Adjusted Returns

21

Executive Management Team Features Unrivaled Aftermarket Expertise

- Highly qualified executive leadership team with an average of 25 years of relevant industry experience, through multiple industry cycles, and wide-ranging business conditions
- Deep industry relationships through years of forthright business transactions spanning major airlines, OEMs, MRO service providers, leasing, financiers and trading organizations
- Senior management brings together the necessary expertise, infrastructure and resources to expertly execute on a broad range of aviation aftermarket opportunities



Robert Nichols
Executive Vice Chairman



Nicolas Finazzo
Chairman & CEO



Robert Nichols
President
Asset Management Solutions
25 Yrs Experience



Nicolas Finazzo
President
TechOps
30 Yrs Experience



Craig Wright
Division President
Aircraft & Engine Management
20 Yrs Experience



Basil Barimo
Division President
MRO Services
30 Yrs Experience



Gary Jones
Division President
Airframe & Engine Materials
37 Yrs Experience



Iso Nezaj
Division President & CTO
Engineered Solutions
25 Yrs Experience

Functional Areas (1)



Martin Garmendia
Chief Financial Officer & Treasurer
18 Yrs Experience



Vanessa Machado
Sr. VP
Human Resources
20 Yrs Experience



Robyn Mandel
Sr. VP Legal, Secretary & General Counsel
15 Yrs Experience



Enrique Pizzi
Chief Information Officer
29 Yrs Experience



Ron Wolf
Sr. VP
Quality
30 Yrs Experience

(1) Functional areas report directly to Chairman and CEO.

22

Section III Growth Strategy

24 Attractive Global Opportunities For Scalable Business Platform Growing Aviation Aftermarket With Positive Long - Term Tailwinds 1 Development of New MRO Capabilities 2 Increased Government Sales 3 Innovation of New Engineered Solutions Offerings 4 Geographic Expansion w / LATAM Market Penetration Emphasis 5 Proven Accretive M&A Strategy 6

25 323 288 295 325 360 377 489 474 504 223 141 161 120 145 157 145 192 188 181 217 (28) 155 199 198 194 179 177 727 646 428 600 704 732 828 845 869 2016 2017 2018 2019 2020 2021 2022 2023 2024 Narrow Body Wide Body Regional Jet 21,450 47,990 10,000 20,000 30,000 40,000 50,000 60,000 2018 2037 Number of Aircraft Capitalize on Long - Term Expansion in the Aviation Aftermarket Dramatic Long - Term Growth in Aviation Aftermarket has Proven Resilient to Economic Cycles and Exogenous Events Global Air Travel Resiliency – World Annual Traffic Expansion of Installed Base, Driving Aftermarket Demand Global MRO Market Will Continue to Grow Wave of Retirements Expected to Provide Feedstock for AerSale x2 x2 RPKs Trend Line Forecast x2 Oil Crisis Gulf Crisis Asian Crisis 9/11 SARS Financial Crisis 0 2 4 6 8 10 12 14 16 18 1980 1985 1990 1995 2000 2005 2010 2015 2020E 2025E 2030E 2035E World Annual Traffic (RPKs in trillions) Source: Boeing. Source : Airbus. 26.9 33.4 39.9 8.4 11.9 13.0 8.4 9.1 10.0 8.9 9.0 11.2 4.8 4.8 6.0 57.4 68.2 80.1 0 20 40 60 80 100 2016 2016-2019 CAGR 2019 2019-2024 CAGR 2024 Engine Airframe Mods Airframe Maint. Component Parts Component Labor 4.6% 3.6% 1.7% 1.8% 4.4% Source : Oliver Wyman. Source : Oliver Wyman. ($ in billions) 0.1% 7.4% 12.5% 2.8% 0.0% 1

2 Leverage Infrastructure to Develop New High-Margin MRO Capabilities

Opportunity Overview

- Facilities and expertise in place to profitably expand AerSale's MRO capabilities across existing high-demand aircraft and engine platforms
- Featuring distinguished MRO services with the requisite technical and operational resources to hold FAA Airframe & Component "Unlimited" repair station ratings
  - Differentiating abilities to fast track implementation of new MRO capabilities through established FAA approved 'self-certification' procedure. Including: rare airframe repair station ratings covering airframe MRO for all commercial transport category aircraft platforms, and additional FAA component repair station ratings covering MRO capabilities across a broad range of accessories, electronics, and flight instrumentation
- Peak demand for landing gear MRO capacity, in combination with AerSale's extensive in-house electromechanical capabilities, make landing gear MRO particularly attractive
  - AerSale's Rio Rancho facility ramping up the specialized workforce and equipment to capitalize on accelerating growth in the landing gear MRO market


Nacelles


Avionics


Landing Gear


Flight Controls


Rotables


Interiors


Engine Components


APU

Global MRO Market Size and Growth

($ in millions)


5-Yr Projected Growth
5%
5%
5%
2%
5%
$100
$359
$454
$577
$606
Engine Accessories
Flight Controls
Avionics/Instruments
Landing Gear
Interiors

26

Source: Oliver Wyman 2018-2028 Global Fleet MRO Market Forecast.

27 Expanded Sales to US Government Agencies $245 $269 $274 $280 $293 200 225 250 275 $300 GFY2016 GFY2017 GFY2018 GFY2019 GFY2020 DoD O&M Funding (USD in billions) Target Customers Stable & Growing DoD O&M Budget Creates Sustainable Opportunity Opportunity Overview P - 8 KC - 46 KC - 135 KC - 10 Target Platforms ▪ Stable government funding uncorrelated to the commercial aviation cycle is being allocated to support aging government and defense aircraft platforms that are highly compatible to AerSale’s existing portfolio offerings ▪ AerSale has successfully executed on numerous governmental agency awards spanning customized aircraft lease deliveries, aircraft MRO services, and USM parts sales, for both government and military aircraft ▪ Today U.S. government sales only account for 2% of AerSale’s revenue ▪ Significant opportunities exist to increase acquisition of defense - compatible Flight Equipment assets through AerSale’s existing supply chain, in addition to cross - selling opportunities within AerSale’s asset management and MRO business units ▪ Dedication of additional resources to new initiatives are under way to broaden AerSale’s sales penetration among multiple U.S. government agencies, with expanded MRO and USM support offerings ($ in billions) Note: Government Fiscal Year (“GFY”) ends on 9/30. Source : Department of Defense Office of the Comptroller. 3

4 Development and Introduction of New Engineered Solutions Offerings

Opportunity Overview

- Engineered Solutions is AerSale's fastest growing business unit
- Rapidly increasing demand from Flight Equipment stakeholders seeking significant savings on alternative products and services needed to enhance aircraft performance, and meet regulatory compliance requirements, in lieu of traditional expensive OEM repairs and modifications
- AerSale's Engineered Solutions feature high-margin proprietary repairs, modifications, and aircraft system installations that are difficult to replicate without deep technical knowledge and regulatory authority, in addition to specialized production and installation capabilities
- Significant investment in newly dedicated Engineered Solutions business unit, in conjunction with inter-business unit cross-selling initiatives, to drive accelerated market growth in this rapidly expanding field

Multi-Pronged Approach to Finding New Initiatives

- Sales teams work with customers to identify customer problems


Sales
Engineered Solutions
Technical
Leasing

- Technical teams report addressable service issues and regulatory mandates
- Early insights from leased fleet are internally reported to engineering

Engineered Solutions Example by Focus Category

Focus Category	Project Phase				Platform	New Platform Development
	Aircraft System	AerSale Product	Concept / Development	Certified		
Navigation / Instrumentation	Location Reporting	AerTrak	✓	✓	B737/757	✓
	Pilot Awareness	AerVision	✓		B757/767, A320	
Interior	Seat Recertification	Koito 9G	✓	✓	B767/747	
Structural	Cargo Modification	Project A	✓		A320, A321	
Mechanical	Fuel Tank Modification	AerSafe	✓	✓	B737/767, A319/320/321	✓
Entertainment	Streaming Modification	Project B	✓		B777	
Connectivity	Wi-Fi Modification	Project C	✓		B777	

28

5 Increased Geographic Focus: Prioritized Latin America Regional Opportunity

Opportunity Overview

- Strong growth in Latin American low-cost carrier operations is driving attractive aftermarket opportunities to support their aging fleets with Flight Equipment, MRO services, USM spare parts support, and Engineered Solutions
- With Miami being a major hub to and from the region, AerSale is investing new dedicated resources in both its Miami corporate headquarters and Avborne component MRO operations, to enhance coverage of priority Latin American client relationships
- Leveraging the Company's significant Spanish speaking salesforce through direct site visits and marketing initiatives
- Expansion of inter-business unit cross-selling efforts to AerSale's existing Latin American customers
- Target customers include leading Latin-American international and regional passenger and cargo airlines

MRO Spend – Latin America

($ in billions)



2018 – 2028: 4.7% CAGR
$3.9
$6.2
2018
2028

Target Countries

- Brazil
- Chile
- Colombia
- Mexico
- Argentina

29

Source: Oliver Wyman 2018-2028 Global Fleet MRO Market Forecast.

6A Target Acquisition Opportunities Accretive to AerSale's Platform

M&A Strategy & Target Criteria

Expand Core Capabilities & Solutions

- Expand existing suite of capabilities and solutions with complementary products and services
  - Aircraft and component MRO
  - Engineered Solutions
  - Aircraft modifications and conversions

Expand into Adjacent Categories

- Expand into complementary product and service categories
  - Avionics and instruments MRO
  - PMA parts
  - Sensors, electric components, and actuators

Penetrate New Customers & Markets

- Further penetrate commercial aviation and government / defense markets and expand geographical footprint in Latin America
  - Aftermarket solutions
  - Commercial aircraft parts and MRO
  - Supply chain management

Illustrative Potential Targets Represent $1.2 billion in Aggregate Revenue

Target Description	Expand Core Capabilities & Solutions	Expand into Adjacent Categories	Penetrate New Customers & Markets
Manufactures and sells PMA parts for the aerospace industry		✓	✓
Provides military aviation aftermarket solutions	✓	✓	✓
Provides aftermarket aviation parts sales and distribution	✓		
Provides component manufacturing and MRO	✓	✓	✓
Designs sensors, electric components, and actuators	✓	✓	
Distributes aircraft parts to the defense industry			✓
Operates as a component OEM and provides component MRO			✓
Provides MRO of high-power components	✓	✓	
Provides landing gear overhaul services	✓		
Provides component MRO and testing	✓	✓	
Provides MRO of avionics and components	✓	✓	
Provides MRO of instruments, accessories, and avionics		✓	
Provides aircraft interior MRO and reconfiguration	✓	✓	
Provides component manufacturing and MRO	✓	✓	
Provides aircraft storage, maintenance, and recycling	✓	✓	

Highly Fragmented and Target-Rich M&A Landscape

30

6B Scalable Business Platform With Proven M&A Performance

Unique Acquisition Platform

- AerSale has a long track record of successful integration of businesses that are accretive to its products and services, while expanding its global customer base
- Deep domain expertise for diligence, execution, and integration of new business units
- Well-positioned for future acquisitions within the highly fragmented aviation aftermarket industry

Strong balance sheet and cash flow allows for self-funding acquisitions	Rigorous integration expertise developed through track record of successful acquisitions
Focus on expanding existing suite of capabilities through complementary products, services, and markets	Opportunity to expand footprint into strategic component MRO geographies

Completed Acquisitions

Great Southwest Aviation / Roswell Facility	Aero Mechanical Industries / AerSale Component Solutions	Goodyear Facility	Avborne Accessory Group	Qwest Air Parts
Acquired June 2010	**Acquired July 2015**	**Acquired January 2017**	**Acquired November 2018**	**Acquired May 2019**
Initiated AerSale's MRO capabilities and hangar capacities	Added composite and mechanical repair capability	Increased AerSale's heavy maintenance capacity and capabilities	Expanded AerSale's MRO capabilities across additional component categories	Established supplier of USM to Cargo Operators & Government Agencies

Revenue Growth Post-Acquisition ($ mm)


Acquired 6/10
$2.6
$9.2
Acquired(1)
2018A
Acquired 7/15
$1.3
$5.3
Acquired(1)
2018A
Acquired 1/17
$10.0
$28.2
Acquired(1)
2018A

FY19F EBITDA: $1.4mm

FY19F Adj. EBITDA: $5.7mm

Monocle and AerSale Together Bring Proven Ability to Identify, Acquire, and Integrate Accretive Companies

Source: AerSale Management.
Note: 2018A revenue includes USM part sales generated from respective business units.
(1) Acquired represents run-rate revenue at the time of acquisition or the best proxy for revenue pre-acquisition based on available data.

31

Monocle and AerSale Joining Forces to Accelerate Growth and Profitability

Shareholder Value Creation


Pre - Transaction
Near / Medium - Term Plan
Long - Term Goal
Revenue: $1bn+
Adj. EBITDA: $250mm+
Targets:
25% - 28% Adj. EBITDA Margin
5% - 7% Organic Growth
10% - 15% Growth from M&A
PF2019F Financials:
Adj. Revenue: $310mm
Adj. EBITDA:$55mm
Status Quo
Margin Expansion
Organic Growth
Accretive Acquisitions
Multiple Expansion
AerSale

Margin Expansion

- Increasing contribution of MRO solutions
- Rollout of higher margin Engineered Solutions
- Improving operating leverage
- Pursuing facility consolidation
- Improved inventory turns and operational efficiencies
- Process optimization (e.g. shared services, technology investment)

Strong Organic Revenue Growth

- Accelerating availability of feedstock
- White space & new service offerings
- Increased cross-selling opportunities
- Defense and government penetration
- Expanded MRO capabilities
- Geographic expansion (e.g. Latin America)

Disciplined Value-Add Acquisitions

- Adjacent opportunities across different business lines
  - PMA, STCs
  - Component MRO
  - Engineered Solutions
- Defense / government

Note: Pro forma figures include the run-rate contribution of recent acquisitions and public company cost assumptions.

32

Section IV Financial Detail

34 $212 $272 $310 $336 $361 $393 $439 PF2017A PF2018A PF 2019F 2020F 2021F 2022F 2023F AerSale Historical and Projected Financial Performance Source: AerSale Management. Note: Pro forma figures include the run - rate contribution of recent acquisitions and public company cost assumptions . Financial forecast excludes the impact of M&A . Due to rounding, numbers presented may not add up precisely to the totals indicated . Revenue ($ in millions) Adjusted EBITDA % Adj. EBITDA Margin 13.1% 18.5% 17.6% 20.3% 22.2% 22.9% 23.9% ($ in millions) $28 $50 $55 $68 $80 $90 $105 PF2017A PF2018A PF 2019F 2020F 2021F 2022F 2023F

PF2019F – 2020F EBITDA Bridge

PF2019F – 2020F EBITDA Bridge

($ in millions)


$54.6
$2.8
$9.9
$2.8
$1.8
$68.1
PF 2019F Adj. EBITDA
Aircraft and Engine Management Gross Profit
USM Gross Profit
TechOps Gross Profit
Other
2020F Adj. EBITDA
17.6%
1
2
3
4
20.3%

Commentary

1. **Aircraft and Engine Management Gross Profit** – Increase in aircraft and engine leasing due to higher utilization & asset base, and a decrease in third party leasing expenses (rented engines, work, etc.), offset by a reduction in whole asset sales

2. **USM Gross Profit** – Increase in USM parts sales due to increased procurement and throughput of feedstock and integration synergies due to the acquisition of Qwest Air Parts

3. **TechOps Gross Profit** – Increase in Engineered Solutions sales and additional integration synergies as a result of the acquisition of Avborne

4. **Other** – Increase in Engineered Solution R&D, inflationary adjustment on OpEx and SG&A, and other cost adjustments

Source: AerSale Management.
Note: Pro forma figures include the run-rate contribution of recent acquisitions and public company cost assumptions. Due to rounding, numbers presented may not add up precisely to the total indicated.

35

36 $7 $15 $34 $36 $39 2019F 2020F 2021F 2022F 2023F Projected Free Cash Flow Summary Source: AerSale Management. Note: Pro forma figures include the run - rate contribution of recent acquisitions and public company cost assumptions . Financial forecast excludes the impact of M&A . Due to rounding, numbers presented may not add up precisely to the totals indicated . (1) Free cash flow defined as Adj. PF EBITDA less capital expenditures, change in NWC, and acquisition of aircraft & engines, net . (2) Procurement of aircraft & engines presented net of book value of assets sold. ($ in millions) Forecasted 2019F 2020F 2021F 2022F 2023F Adj. PF EBITDA $55 $68 $80 $90 $105 (-) CapEx (4) (4) (4) (4) (4) (-) Change in NWC (15) 3 1 1 (3) (-) Acquisition of Aircraft & Engines, Net (2) (28) (52) (44) (50) (59) Free Cash Flow (1) $7 $15 $34 $36 $39 Free Cash Flow (1) ($ in millions) Acute Focus on the Most Prudent Deployment of Capital. AerSale’s Business Model Has the Flexibility to Pursue Opportunities to Acquire Aircraft & Engine Feedstock and Accretive M&A

Section V Transaction Summary

Transaction Capitalization and Ownership

Illustrative Sources and Uses

($ in millions, except per share data)

Sources	
Cash Held in Monocle Trust Account [(1)]	$175.0
New ABL Debt Facility [(2)]	72.0
New FILO / Junior Debt Facility [(3)]	--
New Equity Issued to Existing AerSale Shareholders	150.0
Convertible Preferred Equity [(4)]	--
Cash on Balance Sheet	33.0
Total Illustrative Sources	**$430.0**

Uses	
Cash Consideration to Existing AerSale Shareholders	$250.0
New Equity Issued to Existing AerSale Shareholders	150.0
Convertible Preferred Equity [(4)]	--
Estimated Transaction Fees & Expenses	25.0
Cash to AerSale Balance Sheet at Closing	5.0
Total Illustrative Uses	**$430.0**

Pro Forma Valuation

Illustrative Monocle Share Price	$10.00
Pro Forma Shares Outstanding [(5)]	36.0
Implied Equity Value	**$359.9**
Pro Forma Net Debt [(6)]	70.4
Convertible Preferred Equity [(4)]	--
Total Enterprise Value	**$430.3**

	2019F	**2020F**
PF Enterprise Value / PF Adj. EBITDA	7.9x	6.3x
PF Net Debt / PF Adj. EBITDA	1.3x	1.0x

Illustrative Pro Forma Summary of Ownership Post-Close [(7)]

	Shares	**%**
Public Monocle Shareholders [(1)]	17.3	47.9%
Monocle Sponsor Shareholders [(8)]	3.7	10.4%
Existing AerSale Shareholders	15.0	41.7%
Total	**36.0**	**100.0%**

Note: The sources and uses of funds presented herein are forward-looking statements and reflect the Company's current plans and expectations regarding financing for the business combination. The Company may elect to obtain additional financing, including the sale of additional debt or equity, or alternative financing on different terms in connection with the business combination in which case the information presented herein may change. Pro forma figures include the run-rate contribution of recent acquisitions and public company cost assumptions. Due to rounding, numbers presented may not add up precisely to the totals indicated.

(1) Assumes no redemption by Monocle's existing public shareholders. Actual results in connection with the business combination may differ.

(2) Represents a new $150 million ABL debt facility committed by existing lenders.

(3) The Company has capacity to incur incremental debt.

(4) Existing AerSale equity holders have committed to provide up to $50 million in Convertible Preferred Stock with conversion price of $12.50 with a 5.0% coupon (cash / PIK at Company's discretion). Does not assume utilization of Convertible Preferred Equity at close.

(5) Pro forma share count includes 17.25 million Monocle public common shares, 0.718 million Monocle private placement shares, 3.018 million Monocle Founder common shares, and 15.0 million shares issued to AerSale existing shareholders. Excludes earnout considerations to AerSale existing holders of 1.25 million shares at $12.50 and 1.25 million shares at $14.00. Excludes 17.25 million warrants outstanding, exercisable at $11.50 per share.

(6) Assumes $72 million ABL drawn at close, $3 million in existing debt, and $5 million cash to AerSale balance sheet.

(7) Excludes the issuance of earnout shares issued to AerSale existing shareholders and 17.25 million warrants outstanding, exercisable at $11.50 per share.

(8) Excludes deferred earnout Monocle Founder Shares including 0.65 million shares at $12.50 and 0.65 million shares at $14.00.

38

39 13.9x 13.7x 13.3x 12.8x 10.0x 9.7x 9.5x 9.3x 9.0x 8.9x 6.3x Median 9.8x AerSale Initial Valuation at Discount to Public Aerospace Peers 39 Source: Wall Street research, Company filings, Capital IQ, and AerSale Management. Note: Market data as of 12/06/19 . (1) Last day prior to media speculation regarding a potential transaction involving Wesco. (2) Pro forma for Valuation assumes $ 72 million ABL drawn at close, $ 3 million in existing debt, and $ 5 million cash to AerSale balance sheet. Assumes a $10.00 illustrative share price. Adjusted EBITDA includes public company cost assumptions. (3) Median excludes AerSale multiple. TEV / 2020E Adj. EBITDA (2) 5/24/19 (1) ~55% value uplift should AerSale’s TEV / 2020F Adj. EBITDA multiple rerate to the median of the peer group Illustrative (3) Initial Valuation Relative to Public Aerospace Peers Represents an Attractive Investment Opportunity at a Compelling Valuatio n

40 Compelling Valuation Relative to Peers 40 Source: Wall Street research, Company filings, Capital IQ, and AerSale Management. Note: Market data as of 12/06/19. (1) Assumes Treasury Stock Method for 17.25 million in - the - money public warrants outstanding, exercisable at $11.50 per share. (2) Please refer to slide 39 for list of public peers. Enterprise Value / 2019F EBITDA Multiple Enterprise Value / 2020F EBITDA Multiple 7.9x 8.5x 9.3x 10.7x $10.00 Share Price $11.00 Share Price $12.00 Share Price Peer Median 6.3x 6.7x 7.3x 9.8x $10.00 Share Price $11.00 Share Price $12.00 Share Price Peer Median (1) (1) (2) (2) AerSale Multiple at Various Prices AerSale Multiple at Various Prices

41 12.6% 11.6% 11.2% 7.4% 7.1% 7.1% 5.8% 5.2% 1.1% (1.8%) Median 7.1% Operational Benchmarking Source: Wall Street research, Company filings, Capital IQ, and AerSale Management. Note: Market data as of 12/06/19. (1) Pro forma figures include the run - rate contribution of recent acquisitions and public company cost assumptions. (2) Pro forma for sale of distribution segment to Littlejohn. (3) Median excludes AerSale multiple. 2018A - 2020F Revenue Growth CAGR 2020F EBITDA Margin 2018A - 2020F EBITDA Growth CAGR (2) (2) 21.0% 20.3% 20.1% 15.3% 15.0% 13.1% 12.6% 12.4% 11.0% 7.9% Median 13.1% 20.6% 16.5% 13.5% 13.2% 12.6% 11.8% 11.3% 9.7% 5.1% 3.2% Median 11.8% (3) (3) (3) (1) (1) (1)

Section VI Appendix

Non-GAAP Consolidated Financial Reconciliation

($ in millions)	FY Ending December 31st, 2017A	2018A
Revenue, Net	**$174.7**	**$290.7**
A AerLine Divestiture Adjustment	--	(53.7)
Adjusted Revenue	**$174.7**	**$237.0**
B Normalized Full-Year Avborne Revenue	18.7	15.6
C Normalized Full-Year Qwest Revenue	18.4	19.0
Pro Forma Adjusted Revenue	**$211.8**	**$271.7**
Reported Net Income / (Loss)	**($15.5)**	**$26.7**
Add-backs:		
Interest Expense / (Income)	6.8	2.0
Depreciation and Amortization	30.9	29.8
Income Tax Expense / (Benefit)	(1.5)	(3.2)
A AerLine Divestiture Adjustment	--	(3.5)
D Management Fees	0.6	0.6
E Airline Settlement	0.0	(3.0)
F One-Time Adjustments and Non-Recurring Items	4.0	(1.6)
Adjusted EBITDA	**$25.3**	**$47.8**
G Normalized Full-Year Avborne EBITDA	1.2	1.1
H Normalized Full-Year Qwest EBITDA	4.1	4.2
I Public Company Costs	(2.8)	(2.8)
Pro Forma Adjusted EBITDA	**$27.8**	**$50.2**

Commentary

- **A** Reflects discontinued operations of charter airline business sold in 2018
- **B** Includes pre-acquisition Avborne historical revenue as if acquired in Jan 2017 (acquired Nov 2018)
- **C** Includes pre-acquisition Qwest historical revenue as if acquired in Jan 2017 (acquired May 2019)
- **D** Reflects management fee paid to LGP for consulting and general management, transactional / financial advisory services
- **E** Reflects adjustment related to successful litigation against an airline
- **F** Reflects items identified as non-recurring or non-operating in nature and normalization of redundant and/or outlier activities including out-of-period leasing revenue, acquisition expense, normalized appraisal expense, and others
- **G** Includes pre-acquisition Avborne historical adjusted EBITDA as if acquired in Jan 2017 (acquired Nov 2018)
- **H** Includes pre-acquisition Qwest historical adjusted EBITDA as if acquired in Jan 2017 (acquired May 2019)
- **I** Reflects estimated public company related expenses

Source: AerSale Management.
Note: Due to rounding, numbers presented may not add up precisely to the totals indicated.

43